UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 10, 2004


                         RIO VISTA ENERGY PARTNERS L.P.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-50394                 20-0153267
          (State  of                  (Commission             (IRS  Employer
          Organization)               File  Number)          Identification No.)


          820 Gessner Road, Suite 1285
          Houston,  Texas                                         77024
          (Address of principal executive offices)                (Zip Code)

                                 (713) 467-8235
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other  Events

     On November 10, 2004, Rio Vista Energy Partners L.P. issued a press release regarding its engagement of TRC Companies, Inc. to assist it in considering strategic alternatives. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01.  Financial  Statements  And  Exhibits

     (c)  Exhibits

          99.1 Press release dated November 10, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RIO VISTA ENERGY PARTNERS L.P.

                                         By: Rio Vista GP LLC, its
                                             General Partner


                                             By:  /s/ Ian T. Bothwell
                                                --------------------------
                                                Ian T. Bothwell, Treasurer
                                                (Principal Accounting and
                                                Financial Officer)

Date: November 15, 2004


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
                                  EXHIBIT INDEX


Exhibit No.           Description                                Page No.
------------          -----------                                --------

        99.1          Press Release dated November 10, 2004            5



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